UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 4, 2010

DIAS Holding Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51898	58-2451191
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16630 Southfield Road, Allen Park, Michigan		48101
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(313)9281254

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 4.01 Changes in Registrant's Certifying Accountant.

DIAS Holding Inc. ("DSHL") has received the request from UHY LLP for resignation of our independent auditor and this request has been acknowledged by DSHL.

This action effectively dismisses UHY LLP as the Company’s independent auditor for the fiscal year that commenced on January 1, 2009; The report of UHY LLP on the Company’s consolidated financial statements for the year ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAS Holding Inc.

August 3, 2010	By:	Hung-Lang Huang

Name: Hung-Lang Huang
Title: Chairman, Chief Executive Officer and President